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Exhibit 10.20


                          FOURTH MODIFICATION AGREEMENT
                                   (Mortgage)

      This Fourth Modification Agreement (the "Fourth Modification") is effective as of this _____ day of October, 2000, between QUANTUM LEAP COMMUNICATIONS, INC., a Delaware corporation, (hereinafter referred to as "Mortgagor") and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO (hereinafter referred to as "Mortgagee").

                               W I T N E S S E T H

      WHEREAS, on June 29, 1999, Mortgagor executed in favor of Mortgagee, a certain Mortgage, as amended from time to time (the "Mortgage") subsequently recorded on July 16, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99681887, concerning the real property legally described in Exhibit "A" attached thereto and incorporated therein. The Mortgage was given by Mortgagor to secure, among other things, the payment to Mortgagee of: (i) that certain Installment Note (Secured) dated June 29, 1999 in the principal sum of TWO MILLION TWO HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($2,240,000.00) and any amendments, modifications, extensions, renewals or replacements thereof (the "Installment Note") executed by Mortgagor in favor of Mortgagee, and (ii) that certain Promissory Note dated June 25, 1999 executed by Leapnet, Inc, YAR Communications, Inc., Mortgagor and The Leap Partnership, Inc. jointly and severally in favor of Mortgagee and evidencing an indebtedness in the current principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), and any amendments, modifications, extensions, renewals or replacements thereof (the "Additional Note");

      WHEREAS, on June 29, 1999, Mortgagor also executed in favor of Mortgagee, a certain Assignment of Real Estate Rents and Leases (the "Assignment") subsequently recorded on July 16, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99681888, further encumbering the real property legally described in Exhibit "A" attached thereto and incorporated therein to further secure the Installment Note and the Additional Note;

      WHEREAS, on October 4, 1999, Mortgagor executed in favor of Mortgagee, a certain Modification Agreement (the "First Modification") subsequently recorded on October 5, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99942625 concerning additional real property legally described in Exhibit "A" attached thereto and incorporated therein to further secure the Installment Note and the Additional Note;

      WHEREAS, on October 4, 1999, Mortgagor executed in favor of Mortgagee, a certain Second Modification Agreement (the "Second Modification") subsequently recorded on October 5, 1999 in the Recorder's Office of Cook County, Illinois as Document Number 99942628 concerning additional real property legally described in Exhibit "A" attached thereto and incorporated therein to further secure the Installment Note and the Additional Note;

      WHEREAS, on April 26, 2000, Mortgagor executed in favor of Mortgagee: (i) that certain Amended and Restated Installment Note dated April 26, 2000 (said Amended and Restated Installment Note, as amended or restated from time to time, the "Amended and Restated Note") which amended and restated the Installment Note to: (x) increase the principal amount of the Installment Note from Two Million Two Hundred Forty and No/100 Dollars ($2,240,000.00) to Three Million Eight Hundred Eighty Thousand and No/100 Dollars ($3,880,000.00), and (y) increase the interest rate of the Installment Note from 8.5% per annum to 9.20% per annum, and (ii) that certain Third Modification Agreement (the "Third Modification") subsequently recorded on April, 28, 2000 in the Recorder's Office of Cook County, Illinois as Document Number 00300061 concerning additional real property legally described in Exhibit "A "attached thereto and incorporated therein to secure the Amended and Restated Note;


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      WHEREAS, Mortgagee is funding the third and final draw under the terms of the Amended and Restated Note, which draw Mortgagor shall use to acquire the real property commonly known as Unit 4 in Gibraltar Lofts, 420 West Huron Condominium, 420 West Huron Street, Chicago, Illinois 60610 (the "Additional Property"); and

      WHEREAS, the parties hereto have agreed upon a modification of the Mortgage and the Assignment as herein set forth to secure Mortgagor's obligations to Mortgagee under the Loan Documents (as such term is hereinafter defined) with a first mortgage lien on the Additional Property.

      NOW THEREFORE, in consideration of the premises and the mutual promises and agreements hereinafter made by and between the parties hereto, the said parties do hereby mutually agree to further modify the Mortgage and the Assignment as follows:

      1. Mortgagor agrees that the real property encumbered by the Mortgage and the Assignment is described on Exhibit "A" attached hereto and made a part hereof.

      2. Except as specifically amended in this Fourth Modification, the Loan Documents (as such term is hereinafter defined) shall remain in full force and effect, in accordance with their terms, conditions and provisions without change, modification or deletion.

      3. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Amended and Restated Note, the Mortgage and the Assignment.

      4. This Fourth Modification shall be incorporated into and made a part of the Mortgage and the Assignment as amended, and all other related Loan Documents (as such term is hereinafter defined) executed by Mortgagor.

      5. Mortgagor hereby agrees to execute and deliver, or cause to be executed and delivered, to Mortgagee such additional documentation as Mortgagee shall require in order to evidence or effectuate the transactions contemplated hereby or in order to update information and undertakings heretofore given to Mortgagee by or on behalf of Mortgagor.

      6. This Fourth Modification shall be governed by, and construed in accordance with, the internal laws of the State of Illinois (other than those which pertain to conflicts of law), irrespective of the fact that one or more of the parties is or may become a resident of a different state.

      7. This Fourth Modification shall inure to the benefit of Mortgagee's successors and assigns, and shall be binding upon the successors and assigns of Mortgagor.

      8. This Fourth Modification may be executed in any number of counterparts, each of which shall be considered an original, and all of which, when taken together, shall constitute one and the same instrument.

      9. Mortgagor: (i) reaffirms and remakes to Mortgagee all representations and warranties set forth in the Mortgage, Assignment, the Installment Note, the Additional Note, the Amended and Restated Note, the Security Agreement dated as of June 29, 1999 executed by Mortgagor in favor of Mortgagee (the "Security Agreement") and any and all other loan documents executed by Mortgagor to evidence and secure such indebtedness as well as that certain Guaranty, dated June 29, 1999 and that certain Cross-Default Agreement dated June 29, 1999, each of which Leapnet, Inc. executed in favor of and delivered to Morgagee (all of the preceding documents, as amended, modified, restated or replaced from time to time, will be collectively referred to as the "Loan Documents"), and
            (ii) represents and warrants to Mortgagee that as of the date of this Fourth Modification no Event of Default exists under the Loan Documents, and Mortgagor is in full compliance will all of Mortgagor's obligations under the Loan Documents.

      10. Mortgagor consents to the terms, provisions and conditions of this Fourth Modification and ratifies, confirms and approves the Loan Documents as clarified in this instrument, and each and every term, provision and condition herein contained, and acknowledges that they remain in full force and effect without offset in favor of Mortgagor, demand or counterclaim.


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      11.   Mortgagor agrees to pay, upon demand, all costs and expenses, including but not limited to, attorneys' fees and disbursements, incurred by Mortgagee in connection with this Fourth Modification.

      12. MORTGAGOR IRREVOCABLY WAIVES ALL RIGHTS OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS FOURTH MODIFICATION OR ANY OTHER LOAN DOCUMENT OR ASSOCIATED MATTER.

      13. Mortgagee, by entering into this Fourth Modification, is not waiving any rights it may have under the Loan Documents concerning any breach (whether or not currently matured) of Mortgagor under the Loan Documents, or of any matured or unmatured Event of Default, whether or not Mortgagor has notice of the same.

      14. The Recitals set forth above constitute an integral part of this Fourth Modification and are incorporated herein by this reference with the same force and effect as if set forth herein as the agreements of the parties.

             [The remainder of this page has been intentionally left blank.]


                 * * SIGNATURES BEGIN ON THE FOLLOWING PAGE * *


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      IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Fourth Modification as of the date first written above.

"MORTGAGOR"

QUANTUM LEAP COMMUNICATIONS, INC.,
a Delaware corporation


By:   /s/ Stephen T. Gambill
   ---------------------------------------------
Name: Stephen T. Gambill
     -------------------------------------------
Its:    VP & CFO
        --------



"MORTGAGEE"

AMERICAN NATIONAL BANK
AND TRUST COMPANY OF CHICAGO



By:
   ---------------------------------------
Name:
     -------------------------------------
Its:
    --------------------------------------


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STATE OF ILLINOIS )
                        ) SS
COUNTY OF COOK    )


      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that __________, personally known to me to be _________________ the and _______________ ___, personally known to me to be the ___________________ of QUANTUM LEAP COMMUNICATIONS, INC., a Delaware corporation, appeared before me this day in person and severally acknowledged that as such and __________________, he/she/they signed and delivered the said instrument as ________________ and ________________________ of said corporation pursuant to authority given by the Board of Directors of said corporation as their/his/her free and voluntary act, for the uses and purposes therein set forth.

      Given under my hand and official seal this _____ day of __________, 2000.



                                          _________________________
                                          Notary Public

                                          My Commission Expires: _____/_____/___

STATE OF ILLINOIS       )
                        ) SS
COUNTY OF ___________   )


      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that ________________________, as __________________________ of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, appeared before me this day in person and acknowledged that as such ____________________ that he/she signed and delivered the said instrument on behalf of said national banking association pursuant to authority given by such association as his/her free and voluntary act, for the uses and purposes therein set forth.

      Given under my hand and official seal this _____ day of _______________, 2000.



                                          _________________________
                                          Notary Public

                                          My Commission Expires: _____/_____/___


                                       EXHIBIT "A"

                                Legal Description


Units No. 1, No. 2 , No. 3 and No. 4 in Gibraltar Lofts, 420 West Huron condominium, as delineated on a survey of the following described real estate:

Lots 20, 21 and 22 in Block 7 in Higgins Law and Co.'s Addition to Chicago in the Northeast 1/4 of the Northwest 1/4 of Section 9, Township 39 North, Range 14, East of the Third Principal Meridian, in Cook County, Illinois;

which survey is attached as Exhibit "A" to the Declaration of Condominium recorded as document 24777965, together with its undivided percentage interest in the common elements, in Cook County, Illinois.


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COMMONLY KNOWN AS:   Units 1, 2, 3 and 4 in Gibraltar Lofts - 420 West Huron
                              Condominium
                              420 West Huron Street
                              Chicago, Illinois 60610

PIN NUMBERS:      17-09-120-015-1001
                  17-09-120-015-1002
                  17-09-120-015-1003
                  17-09-120-015-1004


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